LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

COLLECTION PERIOD:                  NOVEMBER 1-30, 2003                            PAYMENT DATE:   DEC 15 2003
DETERMINATION DATE:                 DEC 08 2003                                    REPORT BRANCH:  2033
------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                          TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                        100.00%            67.32%          31.68%           1.00%
Original Pool Balance                             252,525,264.85    170,000,000.00   80,000,000.00    2,525,264.85
Note Balance Total                                250,000,000.00    170,000,000.00   80,000,000.00
Number of Contracts                                       12,955
Class Pass Through Rates                                                   1.7000%         3.2900%
Servicing Fee Rate                                      1.75000%
Indenture Trustee Fee                                   0.00350%
Custodian Fee                                           0.02000%
Backup Servicer Fee                                     0.02150%
Insurance Premium Fee                                   0.35000%
Demand Note Rate                                        6.00000%

Initial Weighted Average APR                            9.83700%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                      0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      9.83700%
Initial Weighted Average Remaining Term                    66.00
Initial Weighted Average Original Term                     68.00

------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                         TOTAL          CLASS A-1        CLASS A-2
------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance                                245,708,682.85    163,183,417.99   80,000,000.00    2,525,264.85
Total Note Balance                                241,691,471.05    161,691,471.05   80,000,000.00

EOP:
Number of Current Month Closed Contracts                     171
Number of Reopened Loans                                       -
Number of Contracts - EOP                                 12,563
Total Pool Balance  -  EOP                        240,059,397.90    157,534,133.04   80,000,000.00    2,525,264.85
Total Note Balance - EOP                          235,041,325.94    155,041,325.94   80,000,000.00

Class Collateral Pool Factors                         0.94016530        0.91200780      1.00000000

Weighted Average APR of Remaining Portfolio             9.84255%
Initial Weighted Average Monthly Dealer
 Participation Fee Rate                                 0.00002%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      9.84253%
Weighted Average Remaining Term                            64.80
Weighted Average Original Term                             68.21

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                  CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:                   Principal                                         2,757,711.38
                                    Interest                                          1,895,399.05
Early Payoffs:                      Principal Collected                               2,835,425.66
                                    Early Payoff Excess Servicing Compensation               56.62
                                    Early Payoff Principal Net of Rule of 78s Adj.    2,835,369.04             168
                                    Interest                                             23,939.31
Liquidated Receivable:              Principal Collected                                  40,858.77
                                    Liquidated Receivable Excess Servicing Compensation       0.00
                                    Liquidated Receivable Principal Net of Rule of 78s Ad40,858.77               3
                                    Interest                                               (371.39)
Cram Down Loss:                     Principal                                                 0.00
Purchase Amount:                    Principal                                                 0.00               0
                                    Interest                                                  0.00
                                                 Total Principal                      5,633,939.19
                                    Total Interest                                    1,918,966.97
                                    Total Principal and Interest                      7,552,906.16
                                    Recoveries                                                0.00
                                    Excess Servicing Compensation                            56.62
                                    Late Fees & Miscellaneous Fees                       13,763.96
                                    Collection Account Customer Cash                  7,566,726.74
                                    ADDITIONAL COLLECTION ACCOUNT CASH:
                                    Collection Account Investment Income                  5,562.22
                                    Available Funds                                   7,572,288.96

----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION                                                                           DISTRIBUTION     SHORTFALL / DRAW
                                                                                           AMOUNT       DEFICIENCY CLAIM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      7,572,288.96
Monthly Dealer Participation Fee                                              5.98    7,572,282.98            0.00
Prior Unpaid Dealer Participation Fee                                         0.00    7,572,282.98
Servicing Fees:                     Current Month Servicing Fee         358,325.16
                                    Prior Period Unpaid Servicing Fee         0.00
                                    Late Fees & Miscellaneous Fees       13,763.96
                                    Excess Servicing Compensation            56.62
                                       Total Servicing Fees:            372,145.74    7,200,137.24            0.00
Indenture Trustee Fee                                                       704.93    7,199,432.31            0.00
Custodian Fee                                                             4,095.14    7,195,337.17            0.00
Backup Servicer Fee                                                       4,402.28    7,190,934.89            0.00
Prior Unpaid Indenture Trustee Fee                                            0.00    7,190,934.89            0.00
Prior Unpaid Custodian Fee                                                    0.00    7,190,934.89            0.00
Prior Unpaid Backup Servicing Fee                                             0.00    7,190,934.89            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION                                                                           DISTRIBUTION     SHORTFALL / DRAW
                                                                                           AMOUNT       DEFICIENCY CLAIM
----------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:            Current Month                       229,062.92    6,961,871.97            0.00
                                    Prior Carryover Shortfall                 0.00    6,961,871.97
Class A-2 Note Interest:            Current Month                       219,333.33    6,742,538.64            0.00
                                    Prior Carryover Shortfall                 0.00    6,742,538.64
Principal Payment Amount:           Current Month                     1,632,073.15    5,110,465.49            0.00
                                    Prior Carryover Shortfall                 0.00    5,110,465.49
Certificate Insurer:                Reimbursement Obligations                 0.00    5,110,465.49            0.00
                                    Premium                              68,554.15    5,041,911.34            0.00
Demand Note Interest Payment Amount Current Month                        14,204.55    5,027,706.79            0.00
                                    Prior Carryover Shortfall                 0.00    5,027,706.79            0.00
Demand Note                         Reimbursement                             0.00    5,027,706.79            0.00
Expenses:                           Trust Collateral Agent                5,000.00    5,022,706.79            0.00
                                    Indenture Trustee                     7,500.00    5,015,206.79            0.00
                                    Backup Servicer                           0.00    5,015,206.79            0.00
                                    Custodian                                 0.00    5,015,206.79            0.00
Distribution to (from) the Spread Account                             5,015,206.79            0.00

------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:             BOP Liquidated Receivable Principal B       56,204.53
                                    Liquidation Principal Proceeds              40,858.77
                                    Principal Loss                              15,345.76
                                    Prior Month Cumulative Principal Loss LTD        0.00
                                    Cumulative Principal Loss LTD               15,345.76

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:                 # OF CONTRACTS        AMOUNT        % OF TOTAL POOL BALANCE
Current                                10,785.00       206,089,419.72            85.85%
1-29 Days                               1,708.00        33,038,709.16            13.76%
30-59 Days                                 54.00           771,155.74             0.32%
60-89 Days                                 15.00           156,499.96             0.07%
90-119 Days                                 1.00             3,613.32             0.00%
120 Days or More                            0.00                    -             0.00%
Total                                  12,563.00       240,059,397.90           100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------
Trigger Analysis:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                     Trigger          Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default
Average Delinquency Ratio               0.18978%      6.00%             NO              8.00%            NO
Cumulative Default Rate                    0.01%      2.02%             NO              2.31%            NO
Cumulative Loss Rate                       0.01%      1.01%             NO              1.27%            NO

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                   CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                       # OF CONTRACTS     AMOUNT *                                  # OF CONTRACTS      AMOUNT *
Prior Month Inventory                         0               0.00     Prior Month Inventory               0              0.00
Repurchased                                   0               0.00     Repurchased                         0              0.00
Adjusted Prior Month Inventory                0               0.00     Adjusted Prior Month Inventory      0              0.00
Current Month Repos                           3          50,928.60     Current Month Repos                 0              0.00
Repos Actually Liquidated                     0               0.00     Repos from Trust Liquidation        0              0.00
Repos Liquidated at 60+ or 150+               0               0.00     Repos Actually Liquidated           0              0.00
Dealer Payoff                                 0               0.00     Dealer Payoff                       0              0.00
Redeemed / Cured                              0               0.00     Redeemed / Cured                    0              0.00
Purchased Repos                               0               0.00     Purchased Repos                     0              0.00
Current Month Inventory                       3          50,928.60     Current Month Inventory             0              0.00

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                                    # OF CONTRACTS      AMOUNT
Current Month Balance                       3          56,204.53
Cumulative Balance                          3          56,204.53
Current Month Proceeds                                 40,487.38
Cumulative Proceeds                                    40,487.38
Current Month Recoveries                                    0.00
Cumulative Recoveries                                       0.00


                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR                CUMULATIVE RECEIVABLES
                                          SALE AND BY ELECTION:                           LIQUIDATED AT 150+ AND 60+:

                                               Balance            Units                     Balance               Units
Prior Month                                      0.00               0                         0.00                   0
Current Trust Liquidation Balance                0.00               0                         0.00                   0
Current Monthly Principal Payments               0.00
Reopened Loan Due to NSF                         0.00               0
Current Repurchases                              0.00               0
Current Recovery Sale Proceeds                   0.00               0
Deficiency Balance of Sold Vehicles              0.00
EOP                                              0.00               0                         0.00                   0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------

     SPREAD ACCOUNT RECONCILIATION
                                                                 REQUISITE AMOUNT:    3,787,879.00
Total Deposit                                       3,787,879.00
BOP Balance                                         3,787,879.00
Remaining Distribution Amount                       5,015,206.79
Investment Income                                       2,865.17
Current Month Draw                                             -
EOP Balance Prior to Distribution                   8,805,950.96

Spread Account Release Amount                       5,018,071.96

EOP Balance                                         3,787,879.00

Class A Principal Payment Amount                    5,018,071.96
Demand Note Supplemental Interest Payment Amount               -
Class R Certificateholder Distribution                         -

     DEMAND NOTE

Demand Note Initial Balance                         5,681,818.46
Demand Note Amount                                  5,681,818.46


OVERCOLLATERALIZATION AMOUNT                        5,018,071.96

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT             14,487,769.42             6.04%

REQUIRED TOTAL ENHANCEMENT AMOUNT                  24,005,939.79            10.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

--------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                          CUMULATIVE GROSS DEFAULT:
--------------------------------------------------------------------------------------------------------------
     UP TO MONTH        TRIGGER EVENT  EVENT OF DEFAULT   UP TO MONTH     TRIGGER EVENT       EVENT OF DEFAULT
          3                  1.01%          1.27%               3              2.02%                2.31%
          6                  2.02%          2.33%               6              4.03%                4.23%
          9                  2.52%          2.96%               9              4.79%                5.39%
         12                  4.03%          4.23%              12              7.57%                7.69%
         15                  4.58%          4.81%              15              8.71%                8.75%
         18                  5.50%          5.77%              18             11.00%               10.49%
         21                  6.00%          6.73%              21             11.54%               12.24%
         24                  6.65%          7.31%              24             12.08%               13.28%
         27                  7.07%          7.89%              27             12.86%               14.34%
         30                  7.71%          8.46%              30             14.02%               15.38%
         33                  8.14%          9.04%              33             14.80%               16.44%
         36                  8.57%          9.42%              36             15.58%               17.14%
         39                  8.79%          9.61%              39             15.98%               17.48%
         42                  9.00%         10.00%              42             16.36%               18.18%
         45                  9.00%         10.00%              45             16.36%               18.18%
         48                  9.00%         10.00%              48             16.36%               18.18%
         51                  9.00%         10.00%              51             16.36%               18.18%
         54                  9.00%         10.00%              54             16.36%               18.18%
         57                  9.00%         10.00%              57             16.36%               18.18%
         60                  9.00%         10.00%              60             16.36%               18.18%
         63                  9.00%         10.00%              63             16.36%               18.18%
         66                  9.00%         10.00%              66             16.36%               18.18%
         69                  9.00%         10.00%              69             16.36%               18.18%
         72                  9.00%         10.00%              72             16.36%               18.18%
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
------------------------------------------------------------
Up to Month          Trigger Event        Event of Default
    12                    6.00%                8.00%
    24                    7.00%                9.00%
    72                    8.00%               10.00%
------------------------------------------------------------

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of November 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated October 1, 2003.




/s/ Maureen E. Morley
------------------------------------
Maureen E. Morley
Vice President and Controller